SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 5, 2003

HRPT PROPERTIES TRUST

(Exact name of registrant as specified in charter)

Maryland	1-9317	04-6558834
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)

400 Centre Street, Newton, MA 02458
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: 617-332-3990

Item 2.  Acquisition or Disposition of Assets.

On December 5, 2003, we closed the acquisition of the Damon Estate lands in Oahu, Hawaii.  The purchase price was $480.0 million plus closing costs.  This portfolio contains approximately 9.8 million square feet of land primarily located between Honolulu International Airport and Honolulu Harbor, within a short distance (between 0.5 and 5 miles) from the Honolulu Central Business District.  The Damon Estate lands are triple net leased to 137 tenants (under 186 separate leases) who have developed various buildings and businesses on their leaseholds.  The purchase price and the square feet being acquired include one land parcel of approximately 130,000 square feet which is being redeveloped in a joint venture by the seller and which will be conveyed to HRP when the development is completed, which is expected to be during the first half of 2004.  The average remaining lease term for the Damon Estate lands is approximately 22.3 years and no lease expires before 2009, when nine leases for a total of approximately 400,000 square feet will expire.  Many of the Damon triple net leases provide that rents are periodically reset to market rates, usually every 5 to 10 years.

On November 7, 2003, we acquired Pine View Pointe located in St. Louis, Missouri.  The property was purchased for $8.9 million plus closing costs.  The property contains approximately 67,000 square feet of office space that is 100% leased to four tenants.  On November 10, 2003, we acquired Alton Corporate Center located in Santa Ana, California.  The property was purchased for $13.5 million plus closing costs.  The property contains approximately 68,000 square feet of office space that is 100% leased to two tenants.

We funded these purchases with cash on hand plus drawings under our unsecured revolving bank credit facility.

Since the beginning of 2003, we have acquired 15 office properties, including the two office properties referred to above, plus the Damon Estate lands.  The 15 office properties contain 2.7 million sq. ft. and were purchased for approximately $302.9 million.  At the time these properties were acquired they had a combined occupancy of 97%.  Pursuant to the requirements of Rule 3-14 of Regulation S-X, this Current Report on Form 8-K includes audited financial reports for four office properties which we have acquired since the beginning of 2003 and which constitute a majority in amount of acquisitions of these gross leased office properties, as well as pro forma financial data for acquisitions completed since September 30, 2003 (balance sheet) and January 1, 2002 and 2003 (statements of income), respectively.  Because changes will occur in occupancy, rents and expenses experienced in the acquired properties, the historical financial statements and pro forma financial data presented should not be considered as a projection of future results.

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FORWARD LOOKING STATEMENTS

THIS FORM 8-K CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON HRPT’S CURRENT BELIEFS AND EXPECTATIONS, BUT THEY ARE NOT GUARANTEED.  FOR EXAMPLE, THE RENTS IN EXCESS OF OPERATING EXPENSES MAY BE LESS THEN CURRENTLY EXPECTED DUE TO CHANGING MARKET CONDITIONS, INCREASED EXPENSES OR FOR OTHER REASONS.  INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

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Item 5. Other Events.

On December 15, 2003, our Board of Trustees elected Adam D. Portnoy (age 33) an Executive Vice President. Mr. Portnoy will be involved in our general management, with a focus on corporate development and capital finance activities. Mr. Portnoy is filling a new position and will not be replacing any of our existing management.

Mr. Portnoy is the son of one of our Managing Trustees, Barry M. Portnoy and has served as a Vice President of Reit Management & Research LLC since September 2003.  During the past five years Mr. Portnoy has served as President and Chief Executive Officer of Surfree, Inc. (June 1997 – June 2000), Vice President, Investment Banking Group of ABN AMRO (January 2001 – May 2001) and Investment Officer at the International Finance Corp., a member of the World Bank Group (June 2001 – July 2003).

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements Under Rule 3-14 of Regulation S-X

Statement of Revenues and Certain Operating Expenses for The 25 Way

Report of Independent Auditors
Statement of Revenues and Certain Operating Expenses for the Nine Month Period Ended September 30, 2003 (unaudited), and for the Year Ended December 31, 2002
Notes to Statement of Revenues and Certain Operating Expenses

Statement of Revenues and Certain Operating Expenses for Mansfield Corporate Center

Report of Independent Auditors
Statement of Revenues and Certain Operating Expenses for the Nine Month Period Ended September 30, 2003 (unaudited) and for the Year Ended December 31, 2002

Notes to Statement of Revenues and Certain Operating Expenses

Statement of Revenues and Certain Operating Expenses for Cabot Business Park

Report of Independent Auditors
Statement of Revenues and Certain Operating Expenses for the Nine Month Period Ended September 30, 2003 (unaudited) and for the Year Ended December 31, 2002

Notes to Statement of Revenues and Certain Operating Expenses

Statement of Revenues and Certain Operating Expenses for Candler Building

Report of Independent Auditors
Statement of Revenues and Certain Operating Expenses for the Nine Month Period Ended September 30, 2003 (unaudited) and for the Year Ended December 31, 2002

Notes to Statement of Revenues and Certain Operating Expenses

3

Neither the Company nor its affiliates are related to the sellers of these properties.  The historical financial statements listed in Item 7 (a) (the “Acquired Property Statements”) present the results of operations of acquired properties (the “Acquired Properties”) during periods prior to their acquisition by HRP and exclude, as permitted by Rule 3-14 of Regulation S-X, items of revenue and expense which are not comparable to the expected future operations by HRP.  In assessing the Acquired Properties, HRP considered each property’s revenue sources, including those which have been affected, and are expected to be affected in the future by factors including, but not limited to, demand, supply and competitive factors present in the local and national markets for office space and the ability of tenants to make payments when due.  HRP also considered each property’s expenses including, but not limited to, utility costs, tax rates and other expenses, and the portion of such expenses which may be recovered from tenants.  Changes in these factors or as a result of other factors described in the notes to the pro forma data provided below will cause future operating results to differ from the historical and pro forma operating results presented, but can not be predicted at this time.

(b)		Pro Forma Financial Data

Introduction to Unaudited Pro Forma Condensed Consolidated Financial Statements
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2003
Unaudited Pro Forma Condensed Consolidated Statement of Income for the Nine Months Ended September 30, 2003
Unaudited Pro Forma Condensed Consolidated Statement of Income for the Year Ended December 31, 2002
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(c)	Exhibits

	10.1	Purchase and Sale Agreement dated November 6, 2003, by and between the Trustees Under the Will and of the Estate of Samuel Damon, Deceased, as seller, and HRPT Properties Trust, as purchaser.

10.2

First Amendment to Purchase and Sale Agreement dated December 4, 2003, between the Trustees Under the Will and of the Estate of Samuel Damon, Deceased, as seller, and HRPT Properties Trust, as purchaser.

	23.1	Consent of Ernst & Young LLP.

	99.1	Press Release Dated December 5, 2003.

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Report of Independent Auditors

To the Board of Trustees

HRPT Properties Trust

We have audited the accompanying statement of revenues and certain operating expenses of The 25 Way, a property acquired by HRPT Properties Trust, as described in Note 1, for the year ended December 31, 2002. This financial statement is the responsibility of The 25 Way’s management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement.  An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of HRPT Properties Trust and is not intended to be a complete presentation of The 25 Way’s revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain operating expenses of The 25 Way for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts

October 7, 2003

The 25 Way

Statement of Revenues and Certain Operating Expenses

	For the nine month period ended September 30, 2003	For the year ended December 31, 2002
	(unaudited)

Revenues:
Rental income	$3,012,760	$3,338,773
Reimbursement from tenants and other income	439,524	416,925
	3,452,284	3,755,698

Certain operating expenses:
Rental property operating expenses	754,196	966,590
Real estate taxes and insurance	211,731	296,347
General and administrative	38,736	64,035
	1,004,663	1,326,972
Revenues in excess of certain operating expenses	$2,447,621	$2,428,726

See accompanying notes.

The 25 Way

Notes to Statement of Revenues and Certain Operating Expenses

December 31, 2002

1.                                      General Information and Summary of Significant Accounting Policies:

Prior to September 17, 2003, AGB Albuquerque LLC, AGB Twenty-Five, LLC and AGB Twenty-Five Bondholder, LLC, all Delaware limited liability companies, (collectively the “AGB Group”) jointly owned and operated The 25 Way, a property consisting of two buildings and leasehold rights on three undeveloped parcels of land (collectively the “Property”). On September 17, 2003, HRPT Properties Trust (“HRPT”) acquired the Property and assumed ownership and management responsibilities.

The accompanying financial statement has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of HRPT.  Accordingly, certain historical expenses that may not be comparable to the expenses expected to be incurred in the future have been excluded.  Excluded expenses consist of depreciation and amortization, interest expense and other costs not directly related to the future operations.

Use of Estimates - Preparation of this financial statement in conformity with accounting principles generally accepted in the United States requires AGB Group management to make estimates and assumptions that may affect the amounts reported in this financial statement and accompanying notes.  Actual results could differ from those estimates.

Rental Revenues - Tenant leases are accounted for as operating leases.  Rental income is recognized on a straight-line basis over the term of the related leases.

Reimbursements from Tenants - Reimbursement from tenants, principally for increases in operating expenses and real estate taxes over base year amounts, are recognized when they become billable to the tenants.

2.                                      Leases

AGB Group, as lessor, has entered into non-cancelable operating leases at the Property. These leases were assumed by HRPT when the Property was acquired. Future minimum rentals under the leases in effect at December 31, 2002, are summarized as follows:

Year

2003	$3,515,515
2004	3,658,333
2005	3,203,209
2006	3,394,605
2007	3,978,064
Thereafter	8,026,816
$25,776,542

Leases are generally for terms greater than one year and for no more than 10 years and provide for operating expense and real estate tax escalations and renewal options.

For the year ended December 31, 2002, three tenants each comprised 25% or more of the rental income.

Report of Independent Auditors

To the Board of Trustees

HRPT Properties Trust

We have audited the accompanying statement of revenues and certain operating expenses of Mansfield Corporate Center, a property acquired by HRPT Properties Trust, as described in Note 1, for the year ended December 31, 2002. This financial statement is the responsibility of the Mansfield Corporate Center’s management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement.  An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of HRPT Properties Trust, and is not intended to be a complete presentation of Mansfield Corporate Center’s revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain operating expenses of Mansfield Corporate Center for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts

November 17, 2003

Mansfield Corporate Center

Statement of Revenues and Certain Operating Expenses

	For the nine month period ended September 30, 2003	For the year ended December 31, 2002
	(unaudited)

Revenues:
Rental Income	$1,584,014	$2,112,019
Reimbursement from tenant and other income	268,316	367,863
	1,852,330	2,479,882

Certain operating expenses:
Rental property operating expenses	58,033	92,848
Real estate taxes and insurance	206,673	283,944
General and administrative	13,541	27,699
	278,247	404,491
Revenues in excess of certain operating expenses	$1,574,083	$2,075,391

See accompanying notes.

Mansfield Corporate Center

Notes to Statement of Revenues and Certain Operating Expenses

December 31, 2002

1.                                      General Information and Summary of Significant Accounting Policies:

Prior to September 5, 2003, PERA Mansfield Corporate Center Inc, a Delaware corporation, (“PERA”) owned and operated Mansfield Corporate Center, a property consisting of two office buildings located in Mansfield, MA (collectively the “Property”). On September 5, 2003, HRPT Properties Trust (“HRPT”) acquired the Property from PERA and assumed management and ownership responsibilities.

The accompanying financial statement has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of HRPT.  Accordingly, certain historical expenses that may not be comparable to the expenses expected to be incurred in the future have been excluded.  Excluded expenses consist of depreciation and amortization, interest expense and other costs not directly related to the future operations.

Use of Estimates - Preparation of this financial statement in conformity with accounting principles generally accepted in the United States requires PERA management to make estimates and assumptions that may affect the amounts reported in this financial statement and accompanying notes.  Actual results could differ from those estimates.

Rental Revenues – The tenant leases are accounted for as operating leases.  Rental income is recognized on a straight-line basis over the term of the leases.

Reimbursements from Tenant - Reimbursements from the tenant of operating expenses and real estate taxes are recognized when they become billable to the tenant.

2.                                      Leases

PERA, as lessor, has entered into non-cancelable operating leases at the property. These leases were assumed by HRPT when the Property was acquired. Minimum future rentals under the leases in effect at December 31, 2002, are summarized as follows:

Year

2003	$2,112,019
2004	2,112,019
2005	2,112,019
2006	2,112,019
2007	1,232,493
$9,680,569

The leases at the Property expire in 2007 and provide for operating expense and real estate tax recoveries as well as renewal options.

For the year ended December 31, 2002, one tenant comprised 100% of the rental income.

Report of Independent Auditors

To the Board of Trustees

HRPT Properties Trust

We have audited the accompanying statement of revenues and certain operating expenses of Cabot Business Park, a property acquired by HRPT Properties Trust, as described in Note 1, for the year ended December 31, 2002. This financial statement is the responsibility of the Cabot Business Park’s management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of HRPT Properties Trust and is not intended to be a complete presentation of Cabot Business Park’s revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain operating expenses of Cabot Business Park for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts

November 17, 2003

Cabot Business Park

Statement of Revenues and Certain Operating Expenses

	For the nine month period ended September 30, 2003	For year ended December 31, 2002
	(unaudited)

Revenues:
Rental income	$3,386,093	$4,246,425
Reimbursement from tenants and other income	1,627,145	2,010,565
	5,013,238	6,256,990

Certain operating expenses:
Rental property operating expenses	1,467,511	1,793,218
Real estate taxes and insurance	346,298	490,461
General and administrative	31,452	40,759
	1,845,261	2,324,438
Revenues in excess of certain operating expenses	$3,167,977	$3,932,552

See accompanying notes.

Cabot Business Park

Notes to Statement of Revenues and Certain Operating Expenses

December 31, 2002

1.                                      General Information and Summary of Significant Accounting Policies:

Prior to August 1, 2003, Mansfield Forbes, a Delaware limited liability company, (“Mansfield”) owned and operated three office buildings located in Mansfield, MA (collectively the “Property”). On August 1, 2003, HRPT Properties Trust (“HRPT”) acquired the Property and assumed ownership and management responsibilities.

The accompanying financial statement has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of HRPT.  Accordingly, certain historical expenses that may not be comparable to the expenses expected to be incurred in the future have been excluded.  Excluded expenses consist of depreciation and amortization, interest expense and other costs not directly related to the future operations.

Use of Estimates - Preparation of this financial statement in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that may affect the amounts reported in this financial statement and accompanying notes.  Actual results could differ from those estimates.

Rental Revenues - Tenant leases are accounted for as operating leases.  Rental income is recognized on a straight-line basis over the term of the related leases.

Reimbursements from Tenants - Reimbursement from tenants, principally for increases in operating expenses and real estate taxes over base year amounts, are recognized when they become billable to the tenants.

2.                                      Leases

Mansfield, as lessor, has entered into non-cancelable operating leases at the Property. These leases were assumed by HRPT when the Property was acquired. Minimum future rentals under the leases in effect at December 31, 2002, are summarized as follows:

Year

2003	$4,218,441
2004	4,287,309
2005	4,339,743
2006	4,310,781
2007	1,635,430
Thereafter	5,379,610
$24,171,314

Leases at the Property are generally for terms greater than one year and for no more than 10 years and provide for operating expense and real estate tax escalations and renewal options.

For the year ended December 31, 2002, three tenants each comprised 30% or more of the rental income.

Report of Independent Auditors

To the Board of Trustees

HRPT Properties Trust

We have audited the accompanying financial statement of revenues and certain operating expenses of Candler Building, a property acquired by HRPT Properties Trust, as described in Note 1, for the year ended December 31, 2002. This financial statement is the responsibility of the Candler Building’s management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement.  An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of HRPT Properties Trust, and is not intended to be a complete presentation of Candler Building’s revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain operating expenses of Candler Building for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts

October 28, 2003

Candler Building

Statement of Revenues and Certain Operating Expenses

	For the nine month period ended September 30, 2003	For the year ended December 31, 2002
	(unaudited)

Revenues:
Rental Income	$7,517,096	$9,718,316
Reimbursement from tenants and other income	1,260,736	1,377,071
	8,777,832	11,095,387

Certain operating expenses:
Rental property operating expenses	3,064,607	3,314,187
Real estate taxes and insurance	867,982	1,002,175
General and administrative	72,850	96,276
	4,005,439	4,412,638
Revenues in excess of certain operating expenses	$4,772,393	$6,682,749

See accompanying notes.

Candler Building
Notes to Statement of Revenues and Certain Operating Expenses

December 31, 2002

1.                                      General Information and Summary of Significant Accounting Policies:

Prior to January 28, 2003, Boston Properties Limited Partnership, a Delaware limited partnership, (“BPLP”) owned and operated Candler Building, a property consisting of one office building located in Baltimore, MD (the “Property”). On January 28, 2003, HRPT Properties Trust (“HRPT”) acquired the Property from BPLP and assumed management and ownership responsibilities.

The accompanying financial statement has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of HRPT.  Accordingly, certain historical expenses that may not be comparable to the expenses expected to be incurred in the future have been excluded.  Excluded expenses consist of depreciation and amortization, interest expense and other costs not directly related to the future operations.

Use of Estimates - Preparation of this financial statement in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that may affect the amounts reported in this financial statement and accompanying notes.  Actual results could differ from those estimates.

Rental Revenues -Tenant leases are accounted for as operating leases.  Rental income is recognized on a straight-line basis over the term of the related leases.

Reimbursements from Tenants - Reimbursement from tenants, principally for increases in operating expenses and real estate taxes over base year amounts, are recognized when they become billable to the tenants.

2.                                      Leases

BPLP, as lessor, has entered into non-cancelable operating leases at the Property. These leases were assumed by HRPT when the property was acquired. Minimum future rentals under the leases in effect at December 31, 2002, are summarized as follows:

Year

2003	$9,366,759
2004	9,382,241
2005	8,825,988
2006	7,143,950
2007	6,664,683
Thereafter	7,281,653
$48,665,274

Leases at the Property are generally for terms greater than one year and for no more than 10 years and provide for operating expense and real estate tax escalations and renewal options.

HRPT PROPERTIES TRUST

Introduction to Unaudited Pro Forma Condensed Consolidated Financial Statements

The following unaudited pro forma condensed consolidated balance sheet as of September 30, 2003, reflects the financial position of the Company as if the transactions described in the footnotes to the unaudited pro forma condensed consolidated financial statements were completed on September 30, 2003.  The unaudited pro forma condensed consolidated statements of income for the nine months ended September 30, 2003, and the year ended December 31, 2002, present the results of operations of the Company as if the transactions described in the notes to the unaudited pro forma condensed consolidated financial statements were completed on January 1, 2002.  These unaudited pro forma condensed consolidated financial statements should be read in connection with, and are qualified in their entirety by reference to, the financial statements of the Company for the nine months ended September 30, 2003, included in the Company’s Quarterly Report on Form 10-Q, the financial statements of the Company for the year ended December 31, 2002, included in the Company’s Annual Report on Form 10-K and the financial statements included in Item 7(a) of this Form 8-K.  These unaudited pro forma financial statements are not necessarily indicative of the expected results of operations of the Company for any future period.  Differences could result from, among other considerations, future changes in the Company’s portfolio of investments, changes in interest rates, changes in the capital structure of the Company, changes in property level operating expenses, and changes in property level revenues including rents expected to be received on leases in place or signed during and after 2002.

HRPT PROPERTIES TRUST

Unaudited Pro Forma Condensed Consolidated Balance Sheet

September 30, 2003

(dollars in thousands)

	Historical	Pro Forma Adjustments (A)	Pro Forma

ASSETS
Real estate properties, at cost	$3,375,353	$500,333	$3,875,686
Less accumulated depreciation	342,828	—	342,828
	3,032,525	500,333	3,532,858
Acquired real estate leases	45,651	21,419	67,070
Equity investments	255,361	—	255,361
Cash and cash equivalents	21,044	(11,552)	9,492
Other assets	140,220	2,625	142,845
	$3,494,801	$512,825	$4,007,626

LIABILITIES AND SHAREHOLDERS’ EQUITY
Revolving credit facility	$160,000	$243,000	$403,000
Senior notes payable, net	886,681	249,450	1,136,131
Mortgage notes payable, net	333,222	—	333,222
Acquired real estate lease obligations	16,835	19,092	35,927
Other liabilities	81,526	1,283	82,809
Shareholders’ equity	2,016,537	—	2,016,537
	$3,494,801	$512,825	$4,007,626

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

HRPT PROPERTIES TRUST

Unaudited Pro Forma Condensed Consolidated Statement of Income

Nine Months Ended September 30, 2003

(amounts in thousands, except per share amounts)

		Pro Forma Adjustments
	Historical	Acquisitions (B)	Financing (C)	Pro Forma
REVENUES:
Rental income	$369,637	$49,934	$—	$419,571
Interest and other income	254	—	—	254
Total revenues	369,891	49,934	—	419,825

EXPENSES:
Operating expenses	141,745	11,422	—	153,167
Interest	74,187	—	13,731	87,918
Depreciation and amortization	68,943	4,262	—	73,205
General and administrative	14,323	2,467	—	16,790
Loss on early extinguishment of debt	3,238	—	(3,238)	—
Total expenses	302,436	18,151	10,493	331,080

Income before equity in earnings of equity investments	67,455	31,783	(10,493)	88,745

Equity in earnings of equity investments	11,827	—	—	11,827
Net income	79,282	31,783	(10,493)	100,572
Preferred distributions	(34,500)	—	—	(34,500)
Net income available for common shareholders	$44,782	$31,783	$(10,493)	$66,072

Weighted average common shares outstanding	134,079		8,658	142,737

Basic and diluted earnings per common share:
Net income available for common shareholders	$0.33			$0.46

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

HRPT PROPERTIES TRUST

Unaudited Pro Forma Condensed Consolidated Statement of Income

Year Ended December 31, 2002

(amounts in thousands, except per share amounts)

		Pro Forma Adjustments
	Historical	Acquisitions (D)	Financing (E)	Pro Forma
REVENUES:
Rental income	$413,790	$137,844	$—	$551,634
Interest and other income	3,176	—	—	3,176
Total revenues	416,966	137,844	—	554,810

EXPENSES:
Operating expenses	152,614	41,086	—	193,700
Interest	86,360	—	29,983	116,343
Depreciation and amortization	68,750	18,768	—	87,518
General and administrative	16,815	5,331	—	22,146
Loss on early extinguishment of debt	3,504	—	(3,504)	—
Total expenses	328,043	65,185	26,479	419,707

Income before equity in earnings of equity investments	88,923	72,659	(26,479)	135,103

Equity in earnings of equity investments	19,261	—	—	19,261
Loss on equity transactions of equity investments	(1,421)	—	—	(1,421)
Net income	106,763	72,659	(26,479)	152,943
Preferred distributions	(27,625)	—	(18,375)	(46,000)
Net income available for common shareholders	$79,138	$72,659	$(44,854)	$106,943

Weighted average common shares outstanding	128,817		13,835	142,652

Basic and diluted earnings per common share:
Net income available for common shareholders	$0.61			$0.75

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

HRPT PROPERTIES TRUST

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(dollars and square feet in thousands)

Unaudited Pro Forma Condensed Consolidated Balance Sheet Adjustments

(A)                        Represents the impact of the Company’s acquisitions and financings subsequent to September 30, 2003, through December 5, 2003, of properties located in Oahu, HI, St. Louis, MO and Santa Ana, CA.  These activities were funded with borrowings under the Company’s revolving bank credit facility, the net proceeds from the Company’s October 2003 issuance of $250,000 of 5.75% unsecured senior notes due in February 2014, and cash on hand.

Unaudited Pro Forma Condensed Consolidated Statement of Income Adjustments for the Nine Months Ended September 30, 2003

(B)                    Represents the impact on rental income and operating expenses of properties acquired by the Company during 2003 through December 5, 2003 (the “2003 Acquisitions”), for the nine months ended September 30, 2003, and the pro forma impact of these acquisitions on depreciation and amortization and general and administrative expenses.  Details of the 2003 Acquisitions are as follows:

Date Acquired	Location	Number of Buildings	Square Feet	Purchase Price (1)
1/28/03	Baltimore, MD	1	551	$63,067
2/13/03	Foxborough, MA	1	209	30,100
5/23/03	Fort Worth, TX	1	666	47,750
6/30/03	Erlanger, KY	1	86	13,500
7/24/03	Meriden, CT	1	48	7,600
8/01/03	Mansfield, MA	3	384	42,000
8/29/03	Windsor, CT	1	121	13,650
9/05/03	Mansfield, MA	2	190	22,750
9/17/03	Albuquerque, NM	2	291	40,000
11/07/03	St. Louis, MO	1	67	8,950
11/10/03	Santa Ana, CA	1	68	13,550
		15	2,681	302,917

12/05/03	Oahu, HI	Land	9,755	480,000
				$782,917

(1) Excludes closing costs.

(C)                    Represents the pro forma net effect on interest expense and loss on early extinguishment of debt, resulting from the acquisitions described in Note (B) above, the issuance of 13,835,100 common shares in June and July 2003, the repayment of $90,000 of 7.875% senior notes in February 2003 and $65,000 of 8.375% senior notes in June 2003, the issuance of $200,000 of 6.40% senior notes in January 2003 and $250,000 of 5.75% senior notes in October 2003, plus the net impact of these activities on interest expense related to the net change in the Company’s revolving credit facility.  During the presented period, the average rate on the credit facility was 2.0%.

Unaudited Pro Forma Condensed Consolidated Statement of Income Adjustments for the Year Ended December 31, 2002

(D)                   Represents the impact on rental income and operating expenses of the 2003 Acquisitions described in Note B and the properties acquired during 2002 (the “2002 Acquisitions”), for the year ended December 31, 2002, and the pro forma impact of these acquisitions on depreciation and amortization and general and administrative expenses.  Details of the 2002 Acquisitions are as follows:

Date Acquired	Location	Number of Buildings	Square Feet	Purchase Price (1)
2/01/02	Phoenix, AZ	2	206	$29,250
2/12/02	Albuquerque, NM	6	264	25,335
2/27/02	Tucson, AZ	1	233	32,500
6/24/02	San Diego, CA	3	107	16,075
8/29/02	Fresno, CA	1	532	72,600
10/10/02	Philadelphia, PA	1	1,771	183,500
10/11/02	Lakewood, CO	3	213	28,750
10/25/02	Norfolk, VA	3	264	24,000
12/06/02	Albuquerque, NM	2	235	19,525
12/19/02	Englewood, CO	1	83	6,400
		23	3,908	$437,935

(1) Excludes closing costs.

(E)                     Represents the pro forma net effect on interest expense, loss on early extinguishment of debt and preferred distributions, resulting from the acquisitions described in Notes (B) and (D) above, the 2003 financing transactions discussed in Note (C), above, the issuance of $300,000 of 8.75% preferred shares in September 2002, the repayment of $150,000 of 6.75% senior notes through October 2002 and $160,000 of 6.875% senior notes in March 2002, the issuance of $200,000 of 6.95% senior notes in April 2002, plus the net impact of these activities on interest expense related to the net change in the Company’s revolving credit facility.  During the presented period, the average rate on the credit facility was 2.7%.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HRPT PROPERTIES TRUST

By:	/s/ John C. Popeo
John C. Popeo
Treasurer and Chief Financial Officer
Dated: December 19, 2003